AGREEMENT
        (INCORPORATING THE STANDARD CONDITIONS OF SALE (FOURTH EDITION))

Agreement date:                         24th March 2004

Seller: Cyberia (UK) Limited (Company Registration number 3438944) whose registered office is at Cyberia House, Church Street, Basingstoke, Hampshire, RG21 7QN

Buyer: Stephen George Cranstone, Anthony Robert Norris, Hugo James Bibby and Tenon Pensioneer Trustee Limited all care of Clifton House, Bunnian Place, Basingstoke, Hampshire as Trustees of the Link Microtek Limited Executive Retirement Plan

Property
(freehold):         Cyberia House, Church Street, Basingstoke, Hampshire

Title Number:       HP547105

Incumbrances on
the Property:       To the extent set out or referred to in the Property,
                    Proprietorship and Charges registers of the Seller's title as at 9th October 2003 excluding any registered charges

Title Guarantee:    Full

Completion Date:    14th April 2004.

Contract Rate:      The Law Society's interest rate for the time being.

Purchase Price:     850,000.00 Pounds Sterling

Deposit:            42,500.00 Pounds Sterling

Amount payable for
chattels:           --

Balance:            807,500.00 Pounds Sterling

Law Society
Formula:            [B] at 12:40 PM

                   The Seller will sell and the Buyer will buy
                      the Property for the Purchase Price.

                    The Agreement continues on the back page

WARNING                                      Signed
This is a formal document, designed to
Create legal rights and legal obligations.   /s/
Take advice before using.                    -----------------------------------
                                             Seller/Buyer

                               SPECIAL CONDITIONS

1.(a) This Agreement incorporates the Standard Conditions of Sale (Fourth Edition). Where there is a conflict between those Conditions and this Agreement, this Agreement prevails.

1.(b) Terms used or defined in this Agreement have the same meaning when used in the Conditions.

2. The Property is sold subject to the Incumbrances on the Property and the Buyer will raise no requisitions on them.

3. Subject to the terms of this Agreement and to the Standard Conditions of Sale, the Seller is to transfer the Property with the title guarantee specified on the front page.

4. The chattels on the Property and set out on any attached list are included in the sale.

5.       The Property is sold with vacant possession on completion.

6. Title to the Property having been supplied to the Buyer or his Solicitor prior to the date hereof no requisition or objections shall be raised in respect thereof.

7.       The time mentioned in Standard Condition 6.1.2 should read 12.30 hours.

8. It is hereby agreed and declared that all express agreements between the parties contained in the replies to pre-contract enquiries and in correspondence between the parties' Solicitors shall be deemed to be incorporated herein.

9. If the deposit referred to herein represents less than 10% of the purchase price (the full deposit) then in the event of any default in the terms hereof by the Buyer the balance of the full deposit shall be payable immediately by the Buyer and such reference shall be treated as being a reference to the full deposit.

10.      Conditions 3.1.3, 3.3, 4.3.2, 4.5.5 shall not apply.

11.      The Purchase Price is inclusive of Value Added Tax, if chargeable.

12. If the property is freehold the following clause shall be inserted in the Transfer:

         "For the purpose of Section 6(2)(a) of the Law of Property (Miscellaneous Provision) Act 1994 all matters not recorded in registers open to public inspection are to be considered within the actual knowledge of the Transferee"

         and if the property is leasehold the following clause shall be inserted in the Transfer:

         "This Transfer is made with full title guarantee but excluding from the guarantee the covenants set out in Section 3 or Section 4 of the Law of Property (Miscellaneous Provisions) Act 1994 for the consequences of any breach of the terms of the registered Lease concerning the condition of the land"

13. On completion the Seller shall procure a Surrender of the Lease dated 30th September 1997 made between the Seller (1) Lapland U.K. Limited
         (2) by a deed in the form of the draft attached hereto.

14. On completion the Buyer shall procure the grant of and the Seller shall procure the acceptance of a sub-lease in the form of the draft attached.

15. The Contract (Rights of Third Parties) Act 1999 shall not apply to this Contract. No person other than the parties named in this agreement are intended to gain any right or benefit whatsoever under the terms hereof.

16. The following items are included in the sale: Air Conditioning System; Alarm Systems; Security Shutters; Partitioning, Kitchen Furniture; Bathroom Furniture and Carpets and Blinds and on completion of the Sublease referred to in Special Conditions 14 will become Landlord's Fixtures and Fittings.

17. On completion the Seller shall assign the benefit of the Roofing Guarantee number 001868 given by D. Anderson & Son Limited on 15th December 1997.

Seller's Solicitors:  Phillips                  Buyer's Solicitors:   Penningtons
                      Town Gate                                       Da-Vinci House
                      38 London Street                                Basing View
                      Basingstoke                                     Basingstoke
                      Hampshire                                       Hampshire
                      RG21 7NY                                        RG21 4EQ
                      DX 123073 Basingstoke                           DX 148600 Basingstoke 21


      This form may be used as part of The Law Society's Transaction Scheme
                           STANDARD CONDITIONS OF SALE